SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 23, 2004
                                                       -------------------



                                PHOTRONICS, INC.
                                ----------------
             (Exact Name of Registrant as specified in its charter)


      Connecticut                    0-15451                  06-0854886
----------------------         --------------------      ----------------------
(State or other jurisdiction     (Commission File            (IRS Employer
     of incorporation)                 Number)             Identification No.)



                       15 Secor Road, Brookfield, CT 06804
                       -----------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (203) 775-9000
                                                          ---------------


                                       N/A
                                    --------
         (Former name or former address, if changed since last report):

Item 5.   Other Events

        On February 23, 2004, Photronics, Inc. (the "Company") issued a press release reporting the resignation of Dan Del Rosario, the Company's Chief Executive Officer and member of its Board of Directors, effective February 23, 2004. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.



Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

        (c) Exhibits

        Exhibit Number       Description
        --------------       -----------

        99.1                 Press Release dated February 23, 2004

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            PHOTRONICS, INC.


                            By: /s/ Sean T. Smith
                               ---------------------------------
                               Name:  Sean T. Smith
                               Title: Vice President and Chief Financial Officer


Date: February 24, 2004

                                  Exhibit Index


        Exhibit Number       Description
        --------------       -----------

        99.1                 Press Release dated February 23, 2004